SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

JAWS JUGGERNAUT ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40512	98-1572844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue, Suite 800
Miami Beach, FL 33139
(Address, including zip code of executive offices)

(305) 695-5500
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	JUGGU	The Nasdaq Stock Market LLC
Class A ordinary shares	JUGG	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	JUGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2022, the Board of Directors (the “Board”) of JAWS Juggernaut Acquisition Corporation (the “Company”) appointed Naynika Chaubey to serve as a Class II director. The Board also appointed Ms. Chaubey to serve as a member of the Board’s Audit Committee and Compensation Committee. The Board has determined that Ms. Chaubey is an independent director under applicable Securities and Exchange Commission and Nasdaq Capital Market rules.

On June 17, 2022, Ms. Chaubey executed a joinder agreement pursuant to which she became party to the Letter Agreement, dated June 17, 2021 (the “Insider Letter”), among the Company, the Sponsor and each of the officers and directors of the Company. A copy of the Insider Letter was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on June 23, 2021, and is incorporated herein by reference.

Ms. Chaubey also entered into an indemnification agreement (the “Indemnification Agreement”), pursuant to which the Company has agreed to indemnify her against certain claims that may arise in connection with her service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1, initially filed with the SEC on February 12, 2021, as amended, which is incorporated herein by reference.

The Company will reimburse Ms. Chaubey for reasonable out-of-pocket expenses related to identifying, investigating and completing an initial business combination.

Other than the foregoing, Ms. Chaubey is not party to any arrangement or understanding with any person pursuant to which she was appointed as a director, nor is she party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Effective as of June 17, 2022, Derek K. Aberle stepped down from the Board and its committees and Paul E. Jacobs, Ph.D. stepped down from the Audit Committee, but will remain a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2022

JAWS JUGGERNAUT ACQUISITION CORPORATION

By:	/s/ Wilcoln Lee
Name:	Wilcoln Lee
Title:	Chief Investment Officer

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